Other Current Liabilities - Summary of Other Current Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2019		Jan. 01, 2019	Dec. 31, 2018
Miscellaneous current liabilities [abstract]
VAT Payables	$ 130			$ 291
Accruals for personnel related expenses	7,295			7,041
Other	1,072			1,037
Total	$ 8,497	[1]	$ 8,369	$ 8,369

[1]	The 2019 Consolidated Financial Statements have been prepared according to the new IFRS 16 “Leases” standard with a new “right-of-use assets” category and a resulting significant increase of “lease debts” compared to the previous period (see note 2.2 for discussion of the application of IFRS 16 “Leases” from January 1, 2019 under the modified retrospective transition method). Prior periods have not been restated for the adoption.